Schedule 14C Information

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Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM

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TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

_____________

TIFF Multi-Asset Fund

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INFORMATION STATEMENT

November 10, 2015

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at

https://wwws.tiff.org/MutualFunds/reports/prospectus/InfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”), to provide members with information regarding: (i) a money manager agreement between TIP and Fundsmith, LLP (“Fundsmith”), a new money manager managing assets on behalf of the Fund, and (ii) an amended and restated money manager agreement (the “amended agreement”) between TIP and AJO, LP (“AJO”). This Information Statement explains why the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the new money manager agreement with Fundsmith and approved the amended agreement with AJO. Among other things, this Information Statement describes generally the terms of the money manager agreement and the amended agreement, and provides information about Fundsmith and AJO.

A Notice of Internet Availability of the Information Statement is being mailed on or about November 10, 2015 to members of record as of October 16, 2015.

Multi-Asset Fund is providing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the money manager agreements, and the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS”), and TIP’s advisory agreement with TAS.

PART II contains information about TIP, TAS, Fundsmith, AJO, and other miscellaneous items.

1

I.	MONEY MANAGER AGREEMENTS WITH FUNDSMITH AND AJO

Introduction

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different investment management firms as money managers to the Fund. TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about money managers, investment mandates, and the Fund’s investment policies and strategies. There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages one or more segments of Multi-Asset Fund pursuant to a money manager agreement between the money manager and TIP, on behalf of Multi-Asset Fund.

During an in-person meeting held on September 9, 2015, the board evaluated and approved the money manager agreement for Multi-Asset Fund with new manager, Fundsmith, and the amended agreement for Multi-Asset Fund with existing manager, AJO, which became effective on September 30, 2015 and September 23, 2015, respectively.

In general, a mutual fund cannot enter into a new investment advisory agreement or materially amend an existing investment advisory agreement unless the members of that mutual fund vote to approve the agreement. Multi-Asset Fund, however, has entered into each money manager agreement, including those described in this Information Statement, without seeking the vote of members in accordance with an exemptive order (the “Exemptive Order”) issued by the Securities and Exchange Commission (the “SEC”). The Exemptive Order permits TAS and the TIP funds, subject to TIP board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements. This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the money manager agreement with Fundsmith and the amended agreement with AJO as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to the Fund pursuant to an Advisory Agreement dated as of December 16, 2014 (the “Advisory Agreement”). The Advisory Agreement is substantially the same as the Amended and Restated Advisory Agreement dated as of June 1, 2011 (the “Previous Advisory Agreement”) between TAS and TIP’s predecessor, TIFF Investment Program, Inc. (“TIP Inc.”). Effective December 16, 2014, TIP Inc., a Maryland corporation, was reorganized into TIP, a Delaware statutory trust (the “Reorganization”)1. The Advisory Agreement, which was initially approved by the trustees of TIP at a meeting held on September 11, 2014, was last submitted to a vote of the sole shareholder of TIP on December 16, 2014. The purpose of submission of the Advisory Agreement to the sole shareholder was to seek approval of the new Advisory Agreement in connection with the Reorganization. The board last approved the continuance of the Advisory Agreement for Multi-Asset Fund at a meeting held on June 25-26, 2015. TAS has served as Multi-Asset Fund’s investment adviser since the Fund’s inception on March 31, 1995.

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1 Similarly, TIFF Multi-Asset Fund, which was a series of TIP Inc., was reorganized into a series of TIP, the Delaware statutory trust, which series continues to be known as TIFF Multi-Asset Fund. References in this information statement to “Multi-Asset Fund” or the “Fund” include the TIFF Multi-Asset Fund series of TIP Inc. or TIP, the Delaware statutory trust, or both, as the context of the sentence requires.

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Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund. The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board independent money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

Under Multi-Asset Fund’s Advisory Agreement and the Previous Advisory Agreement, the Fund pays or paid TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion of assets; and 0.18% on assets exceeding $3 billion. For the fiscal year ended December 31, 2014, Multi-Asset Fund paid TAS for its services to the Fund under the Previous Advisory Agreement and the Advisory Agreement advisory fees of $12,064,689. For the fiscal year ended December 31, 2014, the management fees earned by the money managers of the Fund in the aggregate were $27,738,807.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives on a monthly basis an annualized fee of 0.02% of the Fund’s average daily net assets for such services provided to Multi-Asset Fund. For the year ended December 31, 2014, the fees paid to TAS by Multi-Asset Fund under the services agreement were $1,184,965.

The Money Manager Agreement between TIP and Fundsmith

Prior to September 30, 2015, Multi-Asset Fund engaged TAS and 12 independent money managers to manage Multi-Asset Fund’s investment portfolio. At a meeting held on September 9, 2015, the trustees approved a money manager agreement with Fundsmith, a new money manager for Multi-Asset Fund.

TAS recommended to the board that Fundsmith be added as a money manager for Multi-Asset Fund based on a number of factors, including but not limited to Fundsmith’s performance and experience and its investment approach and strategy. Fundsmith invests in a concentrated portfolio of global equities, allocating capital to high-quality, cash flow generating businesses in stable, non-cyclical sectors. Fundsmith’s approach is to be a long-term investor in its chosen stocks.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of the New Money Manager Agreement by the Board”), the trustees voted on September 9, 2015, to approve the money manager agreement with Fundsmith. The terms of the money manager agreement are more fully described below under “Description of the New Money Manager Agreement – Fundsmith.”

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Consideration of the New Money Manager Agreement by the Board

In considering the money manager agreement with Fundsmith for Multi-Asset Fund, the board requested and considered a wide range of information from TAS and Fundsmith in advance of the meeting. The board considered information regarding Fundsmith’s personnel and services, investment strategies and philosophies, portfolio management, potential portfolio holdings, and fees and expenses. The board also considered the performance of other accounts that had been managed by Fundsmith’s investment professionals both during their time at Fundsmith and with their previous employers. Information about Fundsmith’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of Fundsmith, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Fundsmith.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the money manager agreement. The board also reviewed Fundsmith’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the money manager agreement, as well as responses to additional questions posed by the board regarding Fundsmith’s expected investment opportunities and strategies, performance benchmarks, investment professionals, “key man” risk, and proposed fee schedule.

The board considered a number of additional factors in evaluating the money manager agreement with Fundsmith on behalf of Multi-Asset Fund. The board considered information describing the anticipated impact of adding Fundsmith as a money manager to Multi-Asset Fund; the advisory services Fundsmith was expected to provide to the Fund; the potential benefits of including Fundsmith as a money manager to the Fund; and other information deemed relevant. The potential benefits of adding Fundsmith as a money manager of Multi-Asset Fund were identified as: (1) the addition of an intuitive and well-defined investment strategy of allocating capital to high-quality and predictable businesses in stable sectors; (2) active management style with daily liquidity; (3) low turnover approach to trading; and (4) performance records achieved by other accounts managed by Fundsmith’s investment professionals and their reputations and experience in the industry. The board noted certain risks, including recent positive performance of the sector/style; the decentralized structure of the small investment team; and significant asset growth since the launch of the strategy.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the money manager agreement with Fundsmith. The board did not specifically consider the profitability of Fundsmith expected to result from its relationship with the Fund because Fundsmith is not affiliated with TAS or TIP except by virtue of serving as a money manager, and the fees to be paid to Fundsmith were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Fundsmith in connection with providing services to the Fund; (3) the nature, quality, and extent of the services expected to be performed by Fundsmith; and (4) the expected effects of adding Fundsmith as a money manager of Multi-Asset Fund. The board considered the experience of Fundsmith’s investment personnel. The board also noted that the proposed management fee did not include breakpoints but was comparable to other global long-only equity managers and was consistent with the terms Fundsmith offered to other investors.

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In arriving at its decision to approve the money manager agreement with Fundsmith, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant, the board unanimously voted to approve the money manager agreement with Fundsmith for Multi-Asset Fund. Prior to a vote being taken, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the money manager agreement with Fundsmith was reasonable, fair, and in the best interests of the Fund and its members, and that the fees provided in the agreement were fair and reasonable and, therefore, approving the money manager agreement with Fundsmith was desirable and in the best interests of Multi-Asset Fund and its members.

Description of the Money Manager Agreement with Fundsmith

The money manager agreement with Fundsmith for Multi-Asset Fund is included as Appendix A to this Information Statement. The following description of the money manager agreement is qualified in its entirety by reference to the full text of the agreement.

The money manager agreement with Fundsmith provides that Fundsmith will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The money manager agreement requires Fundsmith to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Fundsmith may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)) provided by such broker-dealers. Fundsmith is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if Fundsmith determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the money manager agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts Fundsmith from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The money manager agreement provides that Fundsmith will be compensated based on the assets it manages. The asset-based fee, payable monthly, is 0.90% of the average daily net assets of the Multi-Asset Fund account managed by Fundsmith.

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The money manager agreement provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Fundsmith, in each case on 60 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The money manager agreement provides that Fundsmith shall not be liable to Multi-Asset Fund, TIP, TAS, or to any shareholder for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Fundsmith in providing services under the money manager agreement or from reckless disregard by Fundsmith of its obligations and duties under the money manager agreement. The money manager agreement provides that Fundsmith shall not be held liable for any acts or omissions of the Fund’s custodian or administrator or any other third party, unless such liability resulted from acts or omissions of Fundsmith or information from Fundsmith.

The Amended Money Manager Agreement between TIP and AJO

Prior to the date of the amended agreement, AJO managed certain assets of Multi-Asset Fund pursuant to a money manager agreement that was dated June 27, 2012, as amended (“previous agreement”). The trustees initially approved the previous agreement with AJO at a meeting held on June 27, 2012, and last approved the continuance of the previous agreement with AJO at a meeting held on June 25-26, 2015. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the previous agreement was not required to be, and has not been, submitted to a vote of members. AJO has managed assets for Multi-Asset Fund since 1999 pursuant to an earlier form of money manager agreement. At a meeting held on September 9, 2015, the trustees evaluated and approved the amended agreement with AJO to enable AJO to manage an emerging markets mandate for Multi-Asset Fund in addition to the US equities mandate that was being managed pursuant to the previous agreement.

The previous agreement related to the US equities mandate only and provided for money manager fees payable to AJO based on performance. The performance fee formula entailed a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee (or mid-point) of 30 basis points. The portfolio has to earn 200 basis points over the total return of the S&P 500 Index in order for AJO to earn the fulcrum fee. During the fiscal year ended December 31, 2014, the aggregate money manager fees earned by AJO were $617,861. This fee schedule is still in effect for the US equities mandate managed by AJO.

In order to diversify Multi-Asset Fund’s existing fundamental, long-oriented emerging market equity managers with the addition of a quantitative investment manager, TAS recommended that the board approve the amended agreement pursuant to which AJO would manage a new emerging markets account (the “emerging markets account”). The benchmark for the emerging markets account is the MSCI Emerging Markets Small Cap Index (the “MSCI EM Small Cap Index”), which represents primarily small cap equity market performance in 23 global emerging markets countries. In managing the emerging markets account, AJO employs a disciplined, quantitative process that seeks to exploit the alpha opportunities found in the less-efficient yet liquid emerging markets by identifying well-managed companies with positive momentum at attractive valuations.

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For assets managed by AJO in the emerging markets account, AJO will be compensated based on performance. The performance fee formula provides that AJO will receive 20.2% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI EM Small Cap Index, measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period, provided, however, that the performance fee does not exceed an amount equal to 161.5 basis points2 multiplied by the average net asset value over the same period. During the first five years after funding, the performance fee is similarly structured, with the measurement periods starting at the inception date for the funding and running through each annual calculation date. The performance fee is paid annually in arrears. The previous agreement and the amended agreement are substantially identical in all material respects except for the addition of the new fee schedule related to the emerging markets account.

Upon the recommendation of TAS, and after considering a variety of factors (as described below under “Consideration of the Amended Agreement between TIP and AJO by the Board”), the trustees voted on September 9, 2015, to approve the amended agreement with AJO. The terms of the amended agreement are more fully described below under “Description of the Amended Agreement – AJO.”

Consideration of the Amended Agreement between TIP and AJO by the Board

In considering the amended agreement with AJO for Multi-Asset Fund, the trustees noted that in connection with their annual review of TIP’s investment advisory arrangements and fees (the “Annual Review”) on June 25-26, 2015, they had approved the continuance of the previous agreement between TIP, on behalf of Multi-Asset Fund, and AJO for another one-year term commencing July 1, 2015. In connection with the Annual Review, the board requested and considered a wide range of information of the type they regularly consider when determining whether to continue the Fund’s money manager agreements as in effect from year to year. TAS staff indicated at the Annual Review that it was considering AJO for an emerging markets mandate and that additional information would be provided at a subsequent meeting. A discussion of the board’s consideration of the previous agreement with AJO at the Annual Review is included in TIP’s semi-annual report for the period ended June 30, 2015.

In approving the amended agreement at the September 9, 2015 meeting, the board considered the information provided and the factors considered in connection with the review of the previous agreement at the Annual Review, as well as such other information as the board considered appropriate. The board also considered a memorandum and related materials from TAS and a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the amended agreement. The board noted that TAS recommended the addition of a new small-cap emerging market equities mandate as an opportunity to diversify Multi-Asset Fund’s existing fundamental, long-oriented emerging market equity managers and to replace passive emerging-market exposure in the Fund with active management.

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2 A basis point is equal to one one-hundredth of a percent, or 0.01%.

7

The board considered a number of additional factors in evaluating the amended agreement with AJO. The board considered information deemed relevant, including the memorandum from TAS explaining the proposed addition of the emerging markets account, why AJO’s quantitative investing approach was attractive, and information related to the key differences between the broader emerging markets sector and the emerging markets small-cap sector, including geographic revenue drivers and relevant index performance. The trustees took into account that, due to the strategies’ inception date of January 2013, the performance track records of AJO’s emerging market strategies were fairly limited. However, the board noted that performance has been good in both absolute and relative terms against the benchmark and peer universes. The trustees also considered the other revisions to the amended agreement, which were made in order to conform the amended agreement to the Fund’s current standard form of money manager agreement. The board also noted the information received at regular meetings throughout the year related to the services rendered by AJO concerning the management of Multi-Asset Fund’s portfolio. The board’s evaluation of the services provided by AJO took into account the board’s knowledge and familiarity gained as board members regarding the scope and quality of AJO’s investment management capabilities. The board concluded that, overall, it was satisfied with the nature, quality, and extent of the services currently being provided, and expected to be provided, by AJO. Consistent with the approach taken by the board at the Annual Review, the board did not specifically consider the profitability or expected profitability of AJO resulting from its relationship with Multi-Asset Fund because AJO is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to AJO were negotiated on an arm’s-length basis in a competitive marketplace.

The board based its evaluation on the material factors presented to it at the Annual Review and at the meeting held on September 9, 2015, and discussed above, including: (1) the terms of the previous agreement and the amended agreement; (2) the reasonableness of AJO’s fees in light of the nature and quality of the services provided and any additional benefits received by AJO in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed and expected to be performed by AJO; (4) the overall organization, skills, and experience of AJO; and (5) the contribution and expected contribution of AJO towards the overall performance of Multi-Asset Fund. The board also considered the fact that, because the Fund is an existing client of AJO, it would receive a discount on the proposed fee. Further, the board considered AJO’s skills and experience in managing emerging market mandates and portfolios similar in nature to the proposed new emerging markets account. In arriving at its decision, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.

After carefully considering the information summarized above and all factors deemed to be relevant, the trustees unanimously voted to approve the amended agreement with AJO. Prior to a vote being taken to approve the amended agreement, the trustees met separately in executive session to discuss the appropriateness of the amended agreement and other considerations. In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the amended agreement with AJO was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such amended agreement were fair and reasonable.

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Description of the Amended Agreement – AJO

The amended agreement with AJO for Multi-Asset Fund is included as Appendix B to this Information Statement. The following description of the amended agreement is qualified in its entirety by reference to the full text of the agreement.

Both the previous agreement and the amended agreement with AJO, which took effect as of September 23, 2015, provide that AJO will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. The amended agreement requires AJO to give primary consideration to obtaining “best execution” – the best overall terms available to the Fund under the circumstances and in the relevant market – in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, AJO may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided by such broker-dealers. AJO is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if AJO determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, the amended agreement includes provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement, and restricts AJO from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of the Fund, except under certain circumstances.

The amended agreement provides that AJO will be compensated for the emerging markets account based on performance. The performance fee formula for the emerging markets account provides that AJO will receive 20.2% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI EM Small Cap Index, measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period, provided, however, that the performance fee does not exceed an amount equal to 161.5 basis points multiplied by the average net asset value over the same period. During the first five years after funding, the performance fee is similarly structured, with the measurement periods starting at the inception date for the funding and running through each annual calculation date.

The amended agreement, like the previous agreement, provides that it: (i) will continue in effect for a period of two years from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by AJO, in either case with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The amended agreement, like the previous agreement, provides that AJO shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by AJO in providing services under the amended agreement or from reckless disregard by AJO of its obligations and duties under the amended agreement. The amended agreement provides that AJO shall not be held liable for any acts or omissions of the Fund’s custodian or administrator or any other third party, unless such liability resulted from acts or omissions of AJO or information from AJO.

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Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its 2014 fiscal year. The table also shows a pro forma estimate of what such 2014 expenses would have been during that year had the money manager agreement with Fundsmith and amended agreement with AJO been in effect during that year. The table is designed to facilitate an understanding of the potential impact of the new arrangements on Multi-Asset Fund’s fees and expenses. Actual Fund fees and expenses will differ from those presented here due in part to factors such as the amount of Fund assets managed by each money manager, the performance achieved by those money managers having performance-based fee schedules, and the Fund’s average net assets during relevant periods.

	Multi-Asset Fund
	2014 Actual Expenses	2014 Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%

Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.67%	0.68% [a]
Other Expenses	0.51%	0.51%
Other Expenses	0.18%	0.18%
Interest Expense and Dividends on Short Sales	0.33%	0.33%
Acquired Fund Fees and Expense	0.53%	0.53%

Total Annual Fund Operating Expenses	1.71% [b]	1.72% [a]

[a] Pro Forma Management Fees and Total Annual Fund Operating Expenses show an estimate of what the expenses of the Fund would have been in 2014 had the money manager agreement with Fundsmith and the amended agreement with AJO been in effect during 2014. Because AJO’s fee is based entirely on performance and there is no performance record for the new emerging markets account, an estimate of AJO’s fee on the emerging markets account is not reflected in the Pro Forma Management Fees or Total Annual Fund Operating Expenses. Had AJO earned its maximum fee of 161.5 basis points of the average net assets of the account, the Pro Forma Management Fees shown above would have been 0.72% and the Pro Forma Total Annual Fund Operating Expenses would have been 1.76%.

[b] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the “Financial Highlights” section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

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Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2014 are used, as are pro forma estimates of what such 2014 expenses would have been had Fundsmith and AJO served as money managers for Multi-Asset Fund during the year under the new arrangements described herein, as shown in the expense table above. The pro forma example does not reflect AJO’s performance fee for the emerging markets account for the reason stated above. Had a performance fee been reflected, the amounts shown in the pro forma expense example would be higher. The actual and pro forma examples assume that a member invests $10,000 in the Fund for the time periods indicated. The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table above, and all dividends and distributions are reinvested. Entry fees are reflected in both scenarios shown below and redemption (exit) fees are reflected in the rows labeled “With redemption at end of period.”  Actual costs may be higher or lower.

	Multi-Asset Fund
	2014 Actual	2014 Pro Forma
One Year
With redemption at end of period	$274	$275
No redemption at end of period	$223	$224

Three Years
With redemption at end of period	$641	$644
No redemption at end of period	$586	$589

Five Years
With redemption at end of period	$1,032	$1,037
No redemption at end of period	$974	$979

Ten Years
With redemption at end of period	$2,128	$2,139
No redemption at end of period	$2,059	$2,070

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II.	OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company comprised at present of two distinct funds, each with its own investment objective and policies. TIP was organized as a statutory trust under Delaware law on September 11, 2014, and consists of TIFF Multi-Asset Fund and TIFF Short-Term Fund. On December 16, 2014, each series of TIP assumed the assets and liabilities of the corresponding series of TIP Inc. as part of the Reorganization. TIP Inc. was originally incorporated under Maryland law on December 23, 1993, and its Multi-Asset Fund series commenced operations on March 31, 1995. The TIP mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TIFF Advisory Services, Inc. is the investment adviser to the TIP mutual funds. TAS’s principal offices are located at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board external money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other techniques. Each money manager is responsible for day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to it. Each money manager specializes in a particular market sector or utilizes a particular investment style. TAS may invest a substantial portion of the Fund’s assets in futures contracts, other derivative investments, duration investments, US Treasury securities, and other securities and financial instruments in accordance with the Fund’s objective, policies, and restrictions.

Information about Fundsmith

Fundsmith, LLP is located at 33 Cavendish Square, London, W1G 0PW. As of September 30, 2015, Fundsmith had assets under management of approximately £3.8 billion. Terry Smith (Partner and Chief Investment Officer) founded Fundsmith in 2010 and has primary responsibility for the day-to-day investment decisions for the portion of Multi-Asset Fund’s assets managed by Fundsmith. Prior to founding Fundsmith, he was CEO of Collins Stewart/Tullet Prebon, a firm he joined in 1996. Fundsmith has managed assets for Multi-Asset Fund since October 2015.

In addition to Mr. Smith, Fundsmith has three individual partners who are responsible for managing the business. These are Julian Robins (Head of Research), Mark Laurence (Chief Operations Officer), and Simon Godwin (Chief Compliance Officer and Chief Financial Officer). All such personnel, including Mr. Smith, may be contacted at c/o Fundsmith, 33 Cavendish Square, London, W1G 0PW. The following are partners of Fundsmith: Terry Smith; Mark Laurence; Simon Godwin; International Value Investments Limited, which is wholly owned by Terry Smith; and Nolelu II, LLC, which is wholly owned by Julian Robins.

Fundsmith is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

Information about AJO

AJO, LP is located at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102. As of September 30, 2015, AJO had assets under management of approximately $24.2 billion. A team of investment professionals manages the emerging markets account. The team is led by Arup Datta, Nicholas Tham, and Haijie Chen. Arup Datta (CFA, Principal) joined AJO in 2012 after founding Agriya Investors. Prior to founding Agriya Investors, he was Director of Portfolio Management at Numeric Investors, a firm he joined in 1993. Nicholas Tham (CFA) joined AJO in 2012 from Agriya Investors. Prior to that, he was a quantitative trader at Weiss Asset Management. Haijie Chen joined AJO in 2013, prior to which he was a quantitative researcher at State Street Associates.

Theodore R. Aronson is the principal executive officer of AJO and AJO, LLC is the general partner of AJO. Mr. Aronson owns a controlling interest in, and is the managing member of, AJO, LLC. Mr. Aronson and AJO, LLC are located at 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

AJO is not an investment adviser to any other registered investment companies with an investment objective similar to that of Multi-Asset Fund.

12

Certain Brokerage Matters

When selecting brokers or dealers, TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Exchange Act, provided to TIP’s funds, to TAS, or to the money manager. TAS and the money managers may cause TIP’s funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion.

Interests of Trustees and Officers of the Fund

To the knowledge of Multi-Asset Fund, no trustee of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the money manager agreement with Fundsmith or the amended agreement with AJO. No trustee purchased or sold securities of or interests in Fundsmith or AJO, or any entity directly or indirectly controlling or controlled by Fundsmith or AJO since January 1, 2014. No trustee or officer of TIP is an officer, employee, director, general partner, or shareholder of Fundsmith or AJO. No trustee or officer of TIP owns securities of or has any material direct or indirect interest in Fundsmith or AJO or any other person controlling, controlled by, or under common control with Fundsmith or AJO. No trustee of TIP had any material interest, direct or indirect, in any material transactions in which Fundsmith or AJO, or any entity directly or indirectly controlling or controlled by Fundsmith or AJO, is or was a party since January 1, 2014, or has such an interest in any such proposed transactions.

Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of TIP’s shares.

13

Outstanding Shares and Significant Shareholders

As of October 16, 2015, Multi-Asset Fund had 348,165,941.242 shares outstanding.

As of October 16, 2015, there were no members that owned of record or beneficially 5% or more of the outstanding shares of Multi-Asset Fund.

As of October 16, 2015, the trustees and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2014, and semi-annual report for the period ended June 30, 2015, were previously distributed to members. TIP will furnish, without charge, an additional copy of its most recent annual report and semi-annual report to any member requesting such reports. To request a copy of such reports, members should contact TIFF Member Services by mail, telephone, or email using the contact information below or by visiting the SEC’s website at www.sec.gov.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

14

Appendix A

Money Manager Agreement

This Money Manager Agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, on behalf of its series, TIFF Multi-Asset Fund (the “Fund”), and Fundsmith LLP (the “Manager”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of September 30, 2015 (the “Effective Date”).

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to a discrete portion of the assets of the Fund, as described herein. Such assets, as changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals, are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), hold, and dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.
A-1

Appendix A

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings, or to otherwise comply with applicable law.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A as filed with the Securities and Exchange Commission relating to the Fund and the shares of beneficial interest in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(iii)	the Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv)	written instructions and directions of the board of trustees of TIP; and

(v)	written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. It is understood and agreed that, except as provided in Section 3(a) above, the Manager shall not be responsible under this Agreement for monitoring the Fund’s overall compliance with any provision of the 1940 Act, the Code, or any other federal or state law or regulation. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law or regulation as the Fund or TAS may reasonably specify to effect compliance.

A-2

Appendix A

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act in good faith and in the best interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account. The Fund acknowledges and agrees that the Manager, in the performance of its obligations and duties under this Agreement, is entitled to rely in good faith upon the accuracy of the information furnished by, or on behalf of, the Fund, without further investigation.

(d) Valuation. The Manager shall not be responsible for calculating the Net Asset Value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s Net Asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of trustees of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request. TIP and TAS agree to provide to the Manager, upon reasonable request, such information and documents as may be necessary and appropriate for the Manager to perform its services hereunder.

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Appendix A

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I attached hereto sets out the fees to be paid by the Fund to the Manager by the tenth business day of the month following the month to which the fee relates. The applicable fee rate will be applied to the average daily net assets (gross of expenses except custodian transaction charges) of the Managed Assets, computed as described in the Fund’s Registration Statement.

(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees and expenses for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) interest and taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

A-4

Appendix A

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund and that the Manager may be restricted from trading the securities of issuers about which it is in possession of material nonpublic information.

8.	Delegation of Services to Affiliates

The Fund acknowledges and agrees that the Manager may, in its discretion, utilize personnel employed by its affiliates to perform services pursuant to this Agreement by way of a “participating non-US affiliate” agreement in accordance with, and to the extent permitted by, the 1940 Act and the Advisers Act, including the published interpretations thereof by the U.S. Securities and Exchange Commission (“SEC”) or its staff. Should such participating non-US affiliate agreement cease to meet the requirements of the 1940 Act or the Advisers Act, including published interpretations thereof by the SEC or its staff, the Manager’s authority to utilize personnel of its affiliates in the performance of its duties hereunder shall terminate immediately and the Manager shall promptly inform TIP and TAS. For the avoidance of doubt, the Manager acknowledges and agrees that it assumes full responsibility for all actions, and any failure to act, by each person utilized to perform services under this Agreement.

9.	Liability

The Manager shall not be liable to the Fund, TIP, TAS or to any shareholder for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from the Manager’s willful misfeasance, bad faith, or gross negligence in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement. The Manager shall not be held liable for any acts or omissions of the Fund’s custodian or administrator or any other third party, unless such liability resulted from acts or omissions of the Manager or information from the Manager. Nothing in this Agreement shall constitute a waiver or limitation of any rights that the Fund, TIP, TAS, or any shareholder may have under applicable state or federal laws.

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Appendix A

10.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in material compliance with all applicable laws and regulations, both federal and state.

(f) The Manager represents that it shall notify TIP of any additions to or withdrawals from the Manager within a reasonable time after such additions or withdrawals but no less frequently than annually.

11.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case on 60 days' written notice from the terminating party and on the date specified in the notice of termination.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

12.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund. Any such amendment must be in writing and signed by each party.

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Appendix A

13.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered electronically, in writing, or sent by fax or three business days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program
c/o TIFF Advisory Services, Inc.
Attn: General Counsel
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087
Fax: 610-684-8080
Email: miops@tiff.org with a copy to rmaestro@tiff.org

Manager:	Fundsmith LLP
33 Cavendish Square
London, W1G 0PW

Each party may change its address by giving notice as herein required.

14.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

15.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

16.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

17.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

A-7

Appendix A

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund or for any other series of TIP concerning transactions in securities or other assets of the Fund or such other series of TIP. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

In witness whereof, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program	Fundsmith LLP
on behalf of the Fund

/s/ Kelly Lundstrom	/s/ Simon Godwin
Signature	Signature

Kelly Lundstrom, Vice President	Simon Godwin, Partner
Print Name/Title	Print Name/Title

A-8

Appendix A

Schedule I

to the Money Manager Agreement (the “Agreement”)

dated as of September 30, 2015

Between,

Fundsmith LLP (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Fee Calculation

As compensation for the services performed and the facilities and personnel provided by the Manager for TIFF Multi-Asset Fund pursuant to this Agreement, the Fund will pay the Manager an asset based fee calculated and paid monthly according to the following formula:

0.90% per annum on all Managed Assets

The fee shall be prorated for any period that is less than a full calendar month.

All capitalized terms used but not defined in this Schedule I shall have the meanings ascribed to them in the Agreement.

A-9

Appendix B

Amended and Restated

Money Manager Agreement

This agreement (the “Agreement”) is between TIFF Investment Program (“TIP”), a Delaware statutory trust, for its TIFF Multi-Asset Fund (the “Fund”), AJO, LP (the “Manager”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is effective as of September 23, 2015 (the “Effective Date”). This agreement replaces the agreement dated June 27, 2012, as amended December 16, 2014.

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

TIP wishes to retain the Manager to render advisory services to the Fund, and the Manager is willing to render those services.

Now, therefore, the parties agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets may be placed in one or more separately managed accounts (each, a “Managed Account”), and each Managed Account may be changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals. All assets placed in such Managed Accounts are referred to in this Agreement as the “Managed Assets.” The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the Board of Trustees of TIP and subject to the supervision of TIFF Advisory Services, Inc. (“TAS”) as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the Manager’s Investment Approach and the requirements of Section 3(a). TIP, acting on behalf of the Fund, grants the Manager authority to:

(i)	Acquire (by purchase, exchange, subscription, or otherwise), hold and dispose of (by sale, exchange or otherwise) investments and other securities;

(ii)	Determine what portion of the Managed Assets will be held uninvested; and
B-1

Appendix B

(iii)	Enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the “Requirements”):

(i)	TIP’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the “Registration Statement”);

(ii)	The 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(iii)	Written instructions and directions of the Board of Trustees of TIP;

(iv)	Written instructions and directions of TAS; and

(v)	The Manager’s Investment Guidelines, which may be amended from time to time through mutual agreement by the Manager and TAS.

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Appendix B

The Manager only shall be responsible for complying with those requirements specified in this Paragraph 3 to the extent it has received from TIP or TAS written instructions or directions or the document that contains or states such requirements, other than the 1940 Act or the Internal Revenue Code of 1986.

(b) Responsibility with Respect to Actions of Others. TIP places the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager’s Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties. Except as permitted by Paragraph 7 of this Agreement, in performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

(d) Valuation. The Manager shall not be responsible for calculating net asset value of the Fund’s portfolio or making final decisions on the value of portfolio securities used to calculate such net asset value, but must review regularly the pricing of the Managed Assets as made available by or on behalf of the Fund. The Manager agrees to notify the Fund promptly if the Manager reasonably believes that the value of any portfolio security comprising the Managed Assets may not reflect fair value. The Manager agrees to provide upon request any pricing information of which the Manager is aware to the Fund, to TAS, or to the Fund’s administrator to assist in the determination of the fair value of any portfolio security for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund’s valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the board of trustees of TIP.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund’s request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund’s property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

B-3

Appendix B

(b) Reports to Custodian. The Manager shall provide to the Fund’s custodian and to the Fund on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the Board of Trustees of TIP and to TAS such periodic and special reports as the Board or TAS may reasonably request.

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its “affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof. The Manager will not be liable to Client for any acts or omissions made by the Administrator, Custodian, or other service provider to the Fund, unless such liability resulted from acts or omissions of the Manager or from information from the Manager.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other advisory clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I-A and Schedule I-B attached hereto set out the fees to be paid by the Fund to the Manager for the respective Managed Accounts.

(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement, including administrative, bookkeeping and accounting, clerical, statistical and correspondence functions. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (i) custodial fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

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Appendix B

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager’s other advisory clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another advisory client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager’s affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, acts, omission, or mistake of law or any loss arising out of its obligations and duties in providing services under this Agreement, except that the Manager shall be liable to the Fund for any loss resulting from Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard by the Manager of its obligations and duties in providing services under this Agreement. The Manager shall not be held liable for any acts or omissions of the Fund’s Custodian or Administrator or any other third party, unless such liability resulted from acts or omissions of the Manager or information from the Manager. Nothing in this Agreement shall constitute a waiver or limitation of any rights which the Fund, TIP, or TAS may have under applicable state or federal laws.

TIP understands that the Manager, in the performance of its obligations and duties under this Agreement, is entitled to rely in good faith upon the accuracy of the information furnished by, or on behalf of, the Fund, without further investigation.

9.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement, and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

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Appendix B

(b) The Manager represents that it is in material compliance with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into this Agreement, its execution and delivery of this Agreement on behalf of the Fund have been duly authorized, and this Agreement represents the legal, valid and binding obligation of TIP, enforceable in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager’s Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP hereby represents that TIP and the Fund are in material compliance with all applicable state and federal securities laws and regulations.

(f) TIP hereby represents that each shareholder of the Fund was a Qualified Client as that term is defined in Rule 205-3(d) under the Advisers Act at the time it became a shareholder of the Fund.

10.	Term

This Agreement shall continue in effect for a period of two (2) years from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided however, that this Agreement may be terminated without the payment of any penalty by (a) the Fund, if a decision to terminate is made by the Board of Trustees of TIP or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, and in either case with at least 30 days’ written notice from the terminating party and on the date specified in the notice of termination.

The rights and obligations that are provided in section (f) of Paragraph 2 shall survive the cancellation, expiration or termination of this Agreement.

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

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Appendix B

To TIP, c/o	TIFF Advisory Services, Inc.
the Fund,	General Counsel
or both:	170 N. Radnor Chester Rd.
Suite 300
Radnor, PA 19087
Fax: 610-684-8080
Email: miops@tiff.org with a copy to rmaestro@tiff.org

To The	AJO, LP
Manager:	230 South Broad Street
Twentieth Floor
Philadelphia, PA 19102
Attention: Theodore R. Aronson
Fax: 215-546-7506

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the State of Delaware without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

16.	Change in Management or Control of Manager

The Manager agrees to notify TIP and the Fund in writing of any changes in the membership of the Manager within a reasonable time period after such change.

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Appendix B

17.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential (“Confidential Information”).

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

TIFF Investment Program		AJO, LP
On behalf of the Fund

By:	/s/ Kelly A. Lundstrom	By:	/s/ Theodore R. Aronson

Title:	Vice President	Title:	Managing Principal

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Appendix B

Schedule I-A

to the

Amended and Restated Money Manager Agreement (the “Agreement”)

Dated as of September 23, 2015

between

AJO, LP (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Performance Fee Calculation

Dated September 23, 2015

This fee schedule shall apply to the Managed Account generally referred to by the parties as the “Large Cap account.” The Managed Account to which this fee schedule shall apply has a benchmark of the S&P 500 Index.

Compensation

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a fee according to the following formula:

Fee = 10 + [0.16 x (Excess Return – 75)]; subject to Floor of 10 bp,

Cap of 50 bp and computed in accordance with the following provisions.

All capitalized terms used but not defined in this Schedule I-A shall have the meanings ascribed to them in the Agreement.

Certain Defined Terms

“Beginning Date” shall mean the date that the Manager begins (or resumes after a hiatus) to render services under this Agreement.

“Excess Return” shall mean the return of the Manager that exceeds the return of the benchmark (the S&P 500 Index, or any successor index thereof) during the performance measurement period (trailing 12 calendar months).

“Minimum Fee” shall mean, with respect to any full calendar month, the result obtained by multiplying the average daily value of the net assets (gross of expenses except custodian transactions charges) of the Managed Account during such month by 1/12th of the “floor rate” set forth in this Schedule I to the Agreement.

“Performance Adjusted Fee” shall be determined as of the last day of each calendar month and shall mean the result obtained by multiplying the average daily value of the net assets of the Managed Account (computed as described in the Fund’s Registration Statement) during the performance measurement period (trailing 12 calendar months) by 1/12th of the Performance Fee Rate determined in accordance with this Schedule I-A.

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Appendix B

“Performance Fee Rate” shall mean the rate of fee produced by application of the formula set forth above. Under such formula, the rate of fee varies directly with the time-weighted rate of return achieved for the Fund by the Manager over the applicable performance measurement period, but is never greater than the “cap” rate nor less than the “floor” rate specified in the formula. The rate of fee varies above and below the “fulcrum” fee rate, i.e., the rate that is midway between the cap rate and the floor rate, depending on the amount by which the Manager’s return exceeds, or is less than, the return of the “benchmark” specified in the formula. The rate at which the Performance Fee Rate changes in response to a specified increment of change in the Manager’s performance relative to the performance of the benchmark is constant. The Performance Fee Rate will change as the Manager’s performance varies from the performance of the benchmark in increments of one basis point.

Fee For Services

(a) Fee. For services rendered by the Manager hereunder during each full calendar month, the Manager shall be entitled to a fee equal to the Performance Adjusted Fee, payable by the Fund no later than thirty (30) days after the end of the 12-month measurement period to which such fee relates.

(b) Early Termination. If the Manager ceases to render services hereunder at any time during, and before the end of, any full calendar month, the Manager shall be entitled to a fee for services rendered hereunder during such month equal to 150% of the Minimum Fee (prorated based on the number of days during such calendar month that the Manager provided services hereunder) payable by the Fund during the month following the month in which the Manager ceased to render services hereunder.

(c) The parties agree that the entering into of this Agreement shall not be considered an early termination with respect to the Fund under the provisions of the previous agreement. The compensation and fee schedule that were in effect under the previous agreement and the compensation and fee schedule herein are identical, and the fees payable to the Manager hereunder shall be calculated using the applicable measuring periods as though the previous agreement had not been superseded with this Agreement.

Miscellaneous

In the event of any inconsistency between this Schedule I-A and the Money Manager Agreement to which it relates, this Schedule I-A shall govern.

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Appendix B

Schedule I-B

to the

Amended and Restated Money Manager Agreement (the “Agreement”)

Dated as of September 23, 2015

between

AJO, LP (the “Manager”) and

TIFF Investment Program for its TIFF Multi-Asset Fund (the “Fund”)

Performance Fee Calculation

Dated September 23, 2015

This fee schedule shall apply to the Managed Account generally referred to by the parties as the “Emerging Markets account.” The Managed Account to which this fee schedule shall apply has a benchmark of the MSCI Emerging Markets Small Cap Index.

As compensation for the services performed and the facilities and personnel provided by the Manager for TIFF Multi-Asset Fund pursuant to this Agreement, the Fund will pay the Manager a performance based fee (the “Performance Fee”) as described below.

All capitalized terms used but not defined in this Schedule I-B shall have the meanings ascribed to them in the Agreement unless otherwise defined herein.

1	Definitions related to Fee Calculation

Average Net Assets: The net asset value of the Managed Account shall initially be equal to the value of such assets placed with the Manager as of the close of the Fund’s business on the Effective Date, computed as described in the Funds’ Registration Statement, and shall thereafter be adjusted to reflect the daily change in the value of the Managed Account and cash flows, if any, including withdrawals from or additions to the Managed Account by the Fund and payment of the following expenses due in respect of the preceding months or Calculation Periods (as the case may be): the Performance Fee and custodian transaction charges. Average Net Assets of the Managed Account means the average of the daily net asset values of the Managed Account for the applicable period. Where there are multiple Holdings, the Average Net Assets of a Holding shall be determined by multiplying the Average Net Assets of the Managed Account by the applicable Holding Ratio.

Calculation Date: In respect of a Holding, (i) the date commencing on the Effective Date of such Holding and ending on the last day of the calendar month in which a full 12 months of performance for such Holding has been achieved or (ii) if earlier, the date on which the Fund withdraws all or part of a Holding (exclusive of withdrawals made to pay custodian transaction charges and the fees payable hereunder).

Calculation Period: In relation to a Calculation Date during the Transitional Period, the Calculation Period is the period starting on the Effective Date of the Holding and ending on that Calculation Date. In relation to a Calculation Date during the Post-Transitional Period for the Holding, (i) the period of 60 months ending on the Calculation Date of the Holding or (ii) in relation to a Calculation Date arising on a withdrawal of a Holding, the period that starts on the day on which the next regularly occurring Calculation Period would have started (i.e. assuming no withdrawal) and ends on the date of the withdrawal, resulting in a Calculation Period of up to but not more than 60 months.

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Appendix B

Effective Date: The Effective Date is (i) in relation to the first Holding, October 1, 2015, and (ii) in relation to each other Holding, the date on which the relevant addition is made to the Managed Account.

Excess Return: Excess Return is the arithmetic difference between the annualized performance of a Holding during the applicable Calculation Period, calculated geometrically, and the annualized performance of the MSCI Emerging Markets Small Cap Index (net) during the same Calculation Period, calculated geometrically.

Holding: The first tranche of Managed Account assets placed with the Manager by the Fund and each subsequent addition to the Managed Account assets shall be a separate Holding, unless the subsequent addition is less than 20% of the value of the Holding most recently established as measured on the date of the subsequent addition, in which case such additional assets will be added to the most recently established Holding. Each Holding will have its own Effective Date and separate Performance Fees will be calculated in respect of each Holding.

Holding Ratio: In relation to each Holding, the Holding Ratio is the value of the Holding divided by the value of the Managed Account as at the date when an addition or withdrawal is made or when a Performance Fee is paid. Where the Manager and TIP agree to treat an addition as part of the most recently established Holding, each Holding Ratio shall be recalculated accordingly (e.g. the value of the most recently established Holding plus the addition divided by the value of the Managed Account as at the date when the addition is made).

Post-Transitional Period: The Post-Transitional Period for a Holding shall commence on the first day of the month that immediately follows the last day of the Transitional Period.

Transitional Period: The Transitional Period for a Holding shall commence on the Effective Date of such Holding and shall end on the last day of the calendar month in which a full 60 months of performance for such Holding has been achieved.

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Appendix B

2	Calculation and Payment of Performance Fee

For each Calculation Period and upon a withdrawal of all or part of a Holding, the Performance Fee shall be the higher of zero and the amount determined using the applicable formula set forth below, provided, however, the Performance Fee payable for any calculation period shall not exceed an amount equal to 161.5 basis points multiplied by the Average Net Assets of the relevant Holding for such calculation period.

The Performance Fee shall be payable annually in arrears at the end of the month following the month in which the relevant Calculation Date occurs. The Performance Fee shall be paid from the Holding to which the fee relates, except for (i) those fees payable upon a complete withdrawal of a Holding or if the value of the Holding is less than the Performance Fee payable, in which case the fee shall be applied to the remaining Holding(s) on a first-in-first-out basis and (ii) those fees payable subsequent to a complete withdrawal of the Managed Account assets.

2.1	Performance Fee—Transitional Period:

During the Transitional Period for a Holding, the Performance Fee for such Holding shall be calculated using the following formula:

Period 1 (commences on the Effective Date of such Holding and ends on the last day of the calendar month in which a full 12 months of performance has been achieved): (n/365 x [Period 1 Excess Return x 20.2% x Period 1 Average Net Assets of the relevant Holding]), where n is equal to the number of days in the Calculation Period.

Period 2 (commences on the Effective Date of such Holding and ends on the last day of the calendar month in which a full 24 months of performance has been achieved): (n/365 x [Period 2 Excess Return x 20.2% x Period 2 Average Net Assets of the relevant Holding]) – Performance Fees paid to-date on that Holding, where n is equal to the number of days in the Calculation Period.

Period 3 (commences on the Effective Date of such Holding and ends on the last day of the calendar month in which a full 36 months of performance has been achieved): (n/365 x [Period 3 Excess Return x 20.2% x Period 3 Average Net Assets of the relevant Holding]) – Performance Fees paid to-date on that Holding, where n is equal to the number of days in the Calculation Period.

Period 4 (commences on the Effective Date of such Holding and ends on the last day of the calendar month in which a full 48 months of performance has been achieved): (n/365 x [Period 4 Excess Return x 20.2% x Period 4 Average Net Assets of the relevant Holding]) – Performance Fees paid to-date on that Holding, where n is equal to the number of days in the Calculation Period.

Period 5 (commences on the Effective Date of such Holding and ends on the last day of the calendar month in which a full 60 months of performance has been achieved): (n/365 x [Period 5 Excess Return x 20.2% x Period 5 Average Net Assets of the relevant Holding]) – Performance Fees paid to-date on that Holding, where n is equal to the number of days in the Calculation Period.

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Appendix B

2.2	Performance Fee—Post-Transitional Period:

For each Calculation Period following the Transitional Period, the Performance Fee of a Holding shall be calculated using the following formula: Excess Return for the relevant Calculation Period (the 60 month period just ended) x 20.2% x Average Net Assets of the relevant Holding for the Calculation Period.

2.3	Performance Fee—On Complete and Partial Withdrawal of a Holding

A Performance Fee will also be calculated on a withdrawal of all or part of a Holding and shall become payable at the end of the month following the month in which such withdrawal occurred. Where the Fund has multiple Holdings, a partial withdrawal of Managed Account assets shall be applied to the Holdings on a first-in-first-out basis.

2.3.1	Complete or Partial Withdrawal during the Transition Period

A Performance Fee will be calculated for each Holding which is withdrawn during the Transition Period using the following formula:

(n/365 x [Excess Return for the relevant Calculation Period x 20.2% x Average Net Assets of the Holding for the relevant Calculation Period]) - Performance Fees paid to-date on that Holding, where n is equal to the number of days in the Calculation Period.

Where a withdrawal is allocated to only part of a Holding (on the first-in-first-out basis), the Performance Fee for that Holding shall be pro-rated according to the proportion of the Holding withdrawn.

2.3.2	Complete or Partial Withdrawal following the Transition Period

A Performance Fee will be calculated for each Holding which is withdrawn following the Transition Period using the following formula: (n/365 x [Excess Return for the relevant Calculation Period x 20.2% x Average Net Assets of the Holding for the relevant Calculation Period]) – any Performance Fees paid during the Calculation Period on that Holding, where n is equal to the number of days in the Calculation Period.

Where a withdrawal is allocated to only part of a Holding (on the first-in-first-out basis), the Performance Fee for that Holding shall be pro-rated according to the proportion of the Holding withdrawn.

B-14

TIFF INVESTMENT PROGRAM

170 N. Radnor Chester Road, Suite 300

Radnor, Pennsylvania 19087

_____________

TIFF Multi-Asset Fund

____________

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement intended for all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program (“TIP”) is available on the internet. This communication presents only an overview of the more complete Information Statement. We encourage members to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement for TIFF Multi-Asset Fund

The Information Statement provides members of Multi-Asset Fund with information regarding: (i) a money manager agreement between TIP and Fundsmith, LLP (“Fundsmith”), a new money manager managing assets on behalf of the Fund and (ii) an amended and restated money manager agreement (the “amended agreement”) between TIP and AJO, LP (“AJO”). At a meeting held on September 9, 2015, the board of trustees of TIP, all of whom are not “interested persons” of TIP (the “board” or the “trustees”), as such term is defined in the Investment Company Act of 1940, as amended, approved the money manager agreement with Fundsmith effective September 30, 2015 and the amended agreement with AJO effective September 23, 2015.

Fundsmith invests in a concentrated portfolio of global equities, allocating capital to high-quality, cash flow generating businesses in stable, non-cyclical sectors. AJO will manage an emerging market equities account for the Fund by employing a disciplined, quantitative process that seeks to exploit the alpha opportunities found in the less-efficient yet liquid emerging markets by identifying well-managed companies with positive momentum at attractive valuations. The Information Statement contains additional information about each of Fundsmith and AJO, the money manager agreement with Fundsmith, the amended agreement with AJO, and the board’s consideration of the money manager agreement and the amended agreement.

TIFF Advisory Services, Inc. (“TAS”) and TIP have received an exemptive order (the “Order”) from the Securities and Exchange Commission (the “SEC”) that permits TAS and the TIP funds to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts. Therefore, TIP is not soliciting proxy or consent authority, but instead, in accordance with the Order, is furnishing an Information Statement to members. In lieu of physical delivery of the Information Statement, TIP will make the Information Statement available to members online.

1

The full Information Statement will be available to review on the Fund’s website at https://wwws.tiff.org/MutualFunds/reports/prospectus/InfoStatement.pdf until at least March 10, 2016. A paper or email copy of the Fund’s Information Statement, its most recent annual report, and its most recent semi-annual report may be obtained, without charge, by contacting TIFF Member Services by mail, telephone, or email using the contact information below.

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. There is no charge to you for requesting a copy.

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